GUARANTY

          THIS GUARANTY (the “Guaranty”) is made as of December __ 2008 by NATIONAL AUTOMATION SERVICES, INC. a Nevada corporation, INTUITIVE SYSTEM SOLUTIONS, INC., a Nevada corporation, and INTECON, INC., an Arizona corporation (individually, a “Guarantor” and collectively, the “Guarantors”), in favor of TRAFALGAR CAPITAL SPECIALIZED INVESTMENT FUND, FIS, (the “Lender”) under that certain Credit Agreement dated as of the date hereof (the “Credit Agreement”) by and between NATIONAL AUTOMATION SERVICES, INC., a Nevada corporation, INTUITIVE SYSTEM SOLUTIONS, INC., a Nevada corporation, and INTECON, INC., an Arizona corporation (individually, a “Borrower” and collectively, the “Borrowers”) and Lender. Capitalized terms used herein but not otherwise defined herein, shall have the meanings set forth in the Credit Agreement.

In order to induce the Lender to extend credit to Borrowers and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

ARTICLE I
THE GUARANTY

          1.1 The Guaranty. Guarantors, individually and not jointly, for themselves, their successors and assigns, hereby unconditionally and absolutely guarantee Lender the full and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of each of the Obligations. This is a guaranty of payment and performance and not of collection.

          1.2 Waivers and Consents.  (a) Guarantors acknowledges that the obligations undertaken herein involve the guaranty of obligations of a Person other than Guarantors and, in full recognition of that fact, Guarantors consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (i) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the other terms of the Obligations or any part thereof, including without limitation any increase or decrease of the principal amount thereof or the rate(s) of interest thereon; (ii) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof; (iv) accept partial payments on the Obligations; (v) receive and hold additional security or guaranties for the Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the Obligations or any part thereof; (viii) settle, release on terms satisfactory to Lender or by operation of applicable law or otherwise, liquidate or enforce any Obligations and any security or guaranty in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (ix) consent to the merger, change or any other restructuring or termination of the corporate existence of either Borrower or any other Person, and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Guarantors or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

               (b) Upon the occurrence and during the continuance of any Event of Default, Lender may enforce this Guaranty independently of any other remedy, guaranty or security the Lender at any time may have or hold in connection with the Obligations, and it shall not be necessary for the Lender to marshal assets in favor of the Borrowers, any other guarantor of the Obligations or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty. Guarantors expressly waives any right to require the Lender to marshal assets in favor of the Borrowers or any other Person or to proceed against the Borrowers or any other guarantor of the Obligations or any collateral provided by any Person, and agrees that Lender may proceed against any obligor and/or the collateral in such order as Lender shall determine in its sole and absolute discretion. Lender may file a separate action or actions against Guarantors, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantors agrees that Lender and Borrowers may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty.

               (c) The Lender’s rights hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of any Person, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Guaranty shall remain effective at all times until the Termination Date to guarantee the full amount of all the Obligations even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against the Borrowers or any other guarantor of the Obligations and whether or not the Borrowers or any other guarantor of the Obligations shall have any personal liability with respect thereto.

               (d) Guarantors expressly waives, to the fullest extent permitted by applicable law, any and all defenses now or hereafter arising or asserted by reason of: (i) any disability or other defense of the Borrowers or any other guarantor for the Obligations with respect to the Obligations; (ii) the unenforceability or invalidity of any security for or guaranty of the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations; (iii) the cessation for any cause whatsoever of the liability of the Borrowers or any other guarantor of the Obligations (other than by reason of the full payment and performance of all Obligations (other than contingent indemnification obligations)); (iv) any failure of Lender to marshal assets in favor of the Borrowers or any other Person; (v) any failure of the Lender to give notice of sale or other disposition of collateral to the Borrowers or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral; (vi) any failure of Lender to comply with applicable Laws in connection with the sale or other disposition of any collateral or other security for any Obligation, including, without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation; (vii) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of either Borrower or any other guarantor of the Obligations, or of any security or guaranty therefor by operation of law or otherwise; (viii) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (ix) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (x) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (xi) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code; (xii) any use of collateral under Section 363 of the United States Bankruptcy Code; (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (xiv) the avoidance of any lien or security interest in favor of Lender for any reason; (xv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including without limitation any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding; or (xvi) any action taken by Lender that is authorized by this Section or any other provision of any Loan Document. Guarantors expressly waive all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations.

          1.3 Condition of Borrowers.  Guarantor represents and warrants to Lender that it has established adequate means of obtaining from the Borrowers, on a continuing basis financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the Borrowers and their assets and properties. Each Guarantor hereby expressly waives and relinquishes any duty on the part of Lender (should any such duty exist) to disclose to such Guarantor any matter, fact or thing related to the business, operations or condition (financial or otherwise) of the Borrowers or their assets or properties, whether now known or hereafter known by Lender during the life of this Guaranty. With respect to any of the Obligations, Lender need not inquire into the powers of the Borrowers or agents acting or purporting to act on their behalf, and all Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby.

          1.4 Continuing  Guaranty.  This is a continuing guaranty and shall remain in full force and effect as to all of the Obligations until such date as all amounts owing by Borrowers to Lender on the Obligations shall have been paid in full in cash and all commitments of the Lender to lend under the Credit Agreement have terminated or expired and all obligations of Lender with respect to any of the Obligations shall have terminated or expired (such date is referred to herein as the “Termination Date”).

          1.5 Subrogation; Subordination.  Until the Termination Date each Guarantor expressly suspends any claim for reimbursement, contribution, indemnity or subrogation which such Guarantor may have against the Borrowers as a guarantor of the Obligations and any other legal or equitable claim against the Borrowers arising out of the payment of the Obligations by such Guarantor or from the proceeds of any collateral for this Guaranty, until all amounts owing to Lender under the Obligations (other than contingent indemnification obligations) shall have been paid in full and all commitments to lend have been terminated or expired. In furtherance, and not in limitation, of the foregoing waiver, each Guarantor hereby agrees that no payment by such Guarantor pursuant to this Guaranty shall constitute such Guarantor a creditor of the Borrowers. Until the Termination Date each Guarantor shall not seek any reimbursement from the Borrowers in respect of payments made by such Guarantor in connection with this Guaranty, or in respect of amounts realized by Lender in connection with any collateral for the Obligations, and such Guarantor expressly suspends any right to enforce any remedy that Lender now have or hereafter may have against any other Person and suspends the benefit of, or any right to participate in, any collateral now or hereafter held by Lender. No claim which any Guarantor may have against any other guarantor of any of the Obligations or against the Borrowers, to the extent not suspended pursuant to this Section, shall be enforced nor any payment accepted until the Termination Date and all such payments are not subject to any right of recovery.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF GUARANTOR

          Each Guarantor, individually and not jointly, hereby represents and warrants to Lender as follows:

          2.1 Authorization. Guarantor (a) is a corporation duly and validly organized and existing under the laws of its applicable state of incorporation, (b) has the corporate power to own its owned assets and properties and to carry on its business, and (c) is duly licensed or qualified to do business in all jurisdictions in which failure to do so would have a material adverse effect on its business or financial condition. The making, execution, delivery and performance of this Guaranty, and compliance with its terms, have been duly authorized by all necessary corporate and shareholder, officer and director action of such Guarantor.

          2.2 Enforceability. This Guaranty is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          2.3 Absence of Conflicting Obligations. The making, execution, delivery and performance of this Guaranty, and compliance with its terms, do not violate (a) any existing provision of law which violation could reasonably be expected to have a Material Adverse Effect; (b) the articles of incorporation or formation or bylaws of such Guarantor; or (c) any material agreement or instrument to which such Guarantor is a party or by which it or any of its assets is bound.

          2.4 Consideration for Guaranty. The Guarantor acknowledges and agrees with Lender that but for the execution and delivery of this Guaranty by such Guarantor, Lender would not have entered into the Credit Agreement. The Guarantor acknowledges and agrees that the loans and other extensions of credit made to the Borrowers by Lender under the Credit Agreement will result in significant benefit to such Guarantor.

ARTICLE III
COVENANTS OF THE GUARANTOR

          3.1 Actions by Guarantors.  Guarantors shall not take or permit any act, or omit to take any act, that would: (a) cause Borrowers to breach any of the Obligations; (b) impair the ability of Borrowers to perform any of the Obligations; or (c) cause a Default or an Event of Default under the Credit Agreement.

          3.2 Reporting Requirements. Guarantor shall furnish, or cause to be furnished, to Lender such information respecting the business, assets and financial condition of such Guarantor as Lender may reasonably request.

          3.3 Amendments to Governance Documents. The Guarantor agrees to obtain the prior written consent of Lender, which consent shall not be unreasonably withheld, prior to any amendments being made to the operating agreement or certificate of organization of the Guarantor which relate to the transfer or pledge of any equity interests in the Guarantor or any definitions or any related provisions.

ARTICLE IV
MISCELLANEOUS

          4.1 Expenses and Attorneys’ Fees.  Guarantors shall pay all reasonable fees and expenses incurred by the Lender including the reasonable fees of counsel, in connection with the protection or enforcement of the Lender’s rights under this Guaranty, including without limitation the protection and enforcement of such rights in any bankruptcy, reorganization or insolvency proceeding involving Borrowers or Guarantors, both before and after judgment.

          4.2 Assignability; Successors.  The Guarantors’ rights and liabilities under this Guaranty are not assignable or delegable, in whole or in part, without the prior written consent of Lender. The provisions of this Guaranty shall be binding upon Guarantors, its successors and permitted assigns and shall inure to the benefit of Lender, its successors and assigns.

          4.3 Survival.  All agreements, representations and warranties made herein or in any document delivered pursuant to this Guaranty shall survive the execution and delivery of this Guaranty and the delivery of any such document and shall expire on the Termination Date.

          4.4 GOVERNING LAW; SUBMISSION TO JURISDICTION. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO ITS CHOICE OF LAW RULES. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY OR WITH ANY OTHER LOAN DOCUMENT SHALL BE TRIED AND DETERMINED ONLY IN FEDERAL OR STATE COURTS LOCATED IN THE STATE OF FLORIDA. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 4.4.

          4.5 Counterparts; Headings.  This Guaranty may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The article and section headings in this Guaranty are inserted for convenience of reference only and shall not constitute a part of this Guaranty. Executed copies of the signature pages of this Guaranty sent by facsimile or transmitted electronically in either Tagged Image Format Files (“TIFF”), Portable Document Format (“PDF”), or any similar format, shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment. Any party delivering an executed counterpart of this Guaranty by facsimile or transmitted electronically in TIFF, PDF or similar format, also shall deliver a manually executed counterpart of this Guaranty but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

          4.6 Notices.  All notices, requests and demands to or upon Lender to be effective shall be delivered in the manner and addressed at the applicable address set forth in Section 9.7 of the Credit Agreement. All notices, requests and demands to or upon the Guarantors to be effective shall be in writing and shall be deemed to have been given (a) upon delivery if hand delivered, or (b) upon deposit in the United States mail, postage prepaid, or with a nationally recognized overnight commercial carrier, airbill prepaid, or (c) upon transmission if by facsimile; provided that such transmission is promptly confirmed by hand delivery, mail or courier as provided above, and each such communication or notice shall be addressed to Intuitive System Solutions, Inc. and Intecon, Inc. c/o National Automation Services, Inc., 2053 Pabco Road, Henderson, NV 89011, Facsimile: (702) 564-5411, with a copy to (which shall not constitute notice): Richardson & Patel LLP, 10900 Wilshire Blvd., Suite 500, Los Angeles, CA 90024 Facsimile: (310) 208-1154, unless and until any party notifies the other in accordance with this Section 4.6 of a change of address.

          4.7 Amendment.  No amendment of this Guaranty shall be effective unless in writing and signed by the Guarantors and Lender.

          4.8 Severability.  Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty in such jurisdiction or affecting the validity or enforceability of any provision in any other jurisdiction.

          4.9 Taxes.  If any transfer or documentary taxes, assessments or charges levied by any governmental authority shall be payable by reason of the execution, delivery or recording of this Guaranty, Guarantors shall pay all such taxes, assessments and charges, including interest and penalties, and hereby indemnifies Lender against any liability therefore.

          4.10 WAIVER OF RIGHT TO JURY TRIAL. GUARANTOR ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, GUARANTOR AGREES THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

          4.11 Service of Process. The Guarantors consents to the service of process in any such action or proceeding by certified mail sent to the address specified in Section 4.6.

          Nothing contained herein shall affect the right of Lender to serve process in any other manner permitted by law or to commence an action or proceeding in any other jurisdiction.

          IN WITNESS WHEREOF the undersigned have executed this Guaranty as of the day and year first above written.

INTUITIVE SYSTEM SOLUTIONS, INC.

By:

Name:	Jody R. Hanley
Title:	President

INTECON, INC.

By:

Name:	Brandon Spiker
Title:	President

Signature Page to Guaranty - NAS